Loan Payable	12 Months Ended
Dec. 31, 2024
Borrowings [abstract]
Loan Payable
Note 10 - Loan Payable
Franco-Nevada Credit Facility
In August 2024, the Company entered into a $35,000 credit agreement with Franco-Nevada Corp. ("Franco") with a maturity date of July 1, 2029 ("the "Franco-Nevada Credit Facility"). Depending on the Company's net debt to adjusted EBITDA ratio, the principal balance of the facility is subject to interest at the Secured Overnight Financing Rate ("SOFR") plus 3.00% to 4.25% per annum.
The loan is secured by a general security agreement over the assets of EMX and share pledges by EMX and certain of its subsidiaries or other equity interests, with Franco retaining the ability, at any time, to designate certain material subsidiaries of the Company to be guarantors of the loan and provide similar security. Certain covenants under the credit agreement, including restrictions on incurring indebtedness and encumbrances, shall apply to the Company and its subsidiaries.
Upon closing, the Company used the proceeds of the loan to repay the outstanding balance of the Sprott Credit Facility (as defined below) and for general working capital purposes.
Note 10 - Loan Payable (continued)
Sprott Credit Facility
In August 2021, the Company entered into a credit facility with Sprott for $44,000 (the "Sprott Credit Facility") with a maturity date of July 31, 2022. The credit facility carried an annual interest rate of 7%, payable monthly and the Company was required to maintain $1,500 in funds held as a minimum cash balance under the agreement. The Sprott Credit Facility included a general security agreement over select assets of EMX.
In January 2022, for a fee of 1.5% of the outstanding loan balance or $660 to be paid on maturity, the Company entered into an amended agreement to extend the term of the Sprott Credit Facility to December 31, 2024.
In December 2023, the Company made an early repayment of $10,000 towards the Sprott Credit Facility leaving principal of $34,660 remaining. As a result of the repayment of the Sprott Credit Facility, the Company applied the non-substantial modification treatment in accordance with IFRS 9 Financial Instruments by restating the liability to the present value of revised cash flows discounted at the revised effective interest rate from the initial debt modification in 2022, with an adjustment to profit or loss. As a result, the Company recognized a loss on modification of $314 and a revised effective interest rate of 12.98%.
In August 2024, the Company settled the Sprott Credit Facility in full and no continuing obligations exist under the agreement.
The following table summarizes the Company's loans payable as at December 31, 2024 and changes during the year then ended:

	Sprott Credit Facility	Franco-Nevada Credit Facility	Total
Balance as at December 31, 2022	$40,489	$-	$40,489
Loss on debt modification	314	-	314
Interest accretion	5,091	-	5,091
Repayment	(10,000)	-	(10,000)
Interest paid	(3,142)	-	(3,142)
Balance as at December 31, 2023	32,752	-	32,752
Interest accretion	2,624	1,190	3,814
Interest paid	(1,496)	(1,159)	(2,655)
Repayment of facility	(34,660)	-	(34,660)
Loss on debt settlement	783	-	783
Proceeds from credit facility	-	35,000	35,000
Financing costs	(3)	(481)	(484)
Balance as at December 31, 2024	$-	$34,550	$34,550
During the year ended December 31, 2024, the Company recognized an interest expense of $3,814 (2023 - $5,091) on the loans which was included in finance expense.